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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 12, 2000


                                INTELISPAN, INC.
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             (Exact Name of Registrant as Specified in its Charter)

         WASHINGTON                     000-30359               91-1738902
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      (State or Other            (Commission File Number)  (IRS Employer ID No.)
Jurisdiction of Incorporation

         1720 Windward Concourse, Suite 100, Alpharetta, Georgia 30005
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               (Address of Principal Executive Office) (Zip Code)

       Registrant's telephone number, including area code: (678) 256-0300


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                                INTELISPAN, INC.

                                    FORM 8-K

                                 CURRENT REPORT

ITEM 5.   OTHER EVENTS

          The Registrant issued a press release announcing the completion of its private offering of securities to holders of certain unit warrants and placement agent warrants as set forth in its press release dated September 12, 2000.

ITEM 7(c) EXHIBITS

          99.1 Press Release dated September 12, 2000.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September  14, 2000                    INTELISPAN, INC.

                                             By: /s/ James D. Shook
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                                                James D. Shook
                                                Executive Vice President,
                                                General Counsel, and Secretary


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